SPDR® SERIES TRUST

SPDR Portfolio Small Cap ETF

Supplement dated May 22, 2019 to the Prospectus

dated October 31, 2018, as may be supplemented or revised from time to time

Effective immediately, the section entitled “Fund Performance” on page 15 of the Prospectus is deleted in its entirety and replaced with the following:

Fund Performance

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Index and another index measuring market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 1-866-787-2257 or visiting our website at https://www.spdrs.com.

Annual Total Returns (years ended 12/31)*

Highest Quarterly Return: 9.68% (Q4, 2014)

Lowest Quarterly Return: -11.81% (Q3, 2015)

*	As of 9/30/2018, the Fund’s Calendar Year-To-Date return was 11.24%.

Average Annual Total Returns (for periods ended 12/31/17)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Fund Shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes can exceed the returns before taxes due to an assumed tax benefit for a shareholder from realizing a capital loss on a sale of Fund Shares. Effective November 16, 2017, the Fund’s benchmark index changed from the Russell 2000 Index (the “Previous Benchmark Index”) to the SSGA Small Cap Index, consistent with a change in the Fund’s principal investment strategy to track the performance of the new index. Performance of the Fund prior to November 16, 2017 is therefore based on the Fund’s investment strategy to track the Previous Benchmark Index.

	One Year	Since Inception (7/8/13)
Return Before Taxes	15.38%	11.54%
Return After Taxes on Distributions	14.76%	10.82%
Return After Taxes on Distributions and Sale of Fund Shares	8.84%	8.82%
SSGA Small Cap Index/Russell 2000 Index(1) (reflects no deduction for fees, expenses or taxes)	15.39%	11.49%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	14.65%	11.33%
(1)	Returns shown are reflective of the Index for periods beginning November 16, 2017 and the Previous Benchmark Index for periods prior to November 16, 2017.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

052219SSTSUPP